EXHIBIT 4.2

Execution Version

SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

THIS SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT (this “Agreement”) is made as of the 17th day of July, 2019, by and among Frequency Therapeutics, Inc., a Delaware corporation (the “Company”), and each of the investors listed on Schedule A hereto, each of which is referred to in this Agreement as an “Investor”.

RECITALS

WHEREAS, certain of the Investors (the “Existing Investors”) hold shares of the Company’s Series A Preferred Stock, Series B Preferred Stock and/or shares of Common Stock issued upon conversion thereof and possess registration rights, information rights, rights of first offer, and other rights pursuant to that certain Amended and Restated Investors’ Rights Agreement dated as of October 17, 2018, by and among the Company and such Existing Investors (the “Prior Agreement”); and

WHEREAS, the Existing Investors are holders of a majority of the Registrable Securities of the Company (as defined in the Prior Agreement), and desire to amend and restate the Prior Agreement in its entirety and to accept the rights created pursuant to this Agreement in lieu of the rights granted to them under the Prior Agreement; and

WHEREAS, certain of the Investors are parties to that certain Series C Preferred Stock Purchase Agreement of even date herewith by and among the Company and such Investors (the “Purchase Agreement”), under which certain of the Company’s and such Investors’ obligations are conditioned upon the execution and delivery of this Agreement by such Investors, Existing Investors holding a majority of the Registrable Securities, and the Company;

NOW, THEREFORE, the Existing Investors hereby agree that the Prior Agreement shall be amended and restated, and the parties to this Agreement further agree as follows:

1.    Definitions. For purposes of this Agreement:

1.1    “Affiliate” means, with respect to any specified Person, any other Person who, directly or indirectly, controls, is controlled by, or is under common control with such Person, including without limitation any general partner, managing member, officer, director or trustee of such Person, or any investment fund now or hereafter existing that is controlled by one or more general partners, managing members or investment adviser of, or shares the same management company or investment adviser with, such Person.

1.2    “Certificate of Incorporation” means the Company’s Third Amended and Restated Certificate of Incorporation, as may be amended and restated from time to time.

1.3    “Common Stock” means shares of the Company’s common stock, par value $0.001 per share.

1.4    “Conversion Shares” means shares of Common Stock issued or issuable upon the conversion of Preferred Stock.

1.5    “Damages” means any loss, damage, or liability (joint or several) to which a party hereto may become subject under the Securities Act, the Exchange Act, or other federal or state law, insofar as such loss, damage, or liability (or any action in respect thereof) arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement of the Company, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; (ii) an omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or (iii) any violation or alleged violation by the indemnifying party (or any of its agents or Affiliates) of the Securities Act, the Exchange Act, any state securities law, or any rule or regulation promulgated under the Securities Act, the Exchange Act, or any state securities law.

1.6    “Derivative Securities” means any securities or rights convertible into, or exercisable or exchangeable for (in each case, directly or indirectly), Common Stock, including options and warrants.

1.7    “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

1.8    “Excluded Registration” means (i) a registration relating to the sale of securities to employees of the Company or a subsidiary pursuant to a stock option, stock purchase, or similar plan; (ii) a registration relating to an SEC Rule 145 transaction; (iii) a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities; or (iv) a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered.

1.9    “Form S-1” means such form under the Securities Act as in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC.

1.10    “Form S-3” means such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the SEC that permits incorporation of substantial information by reference to other documents filed by the Company with the SEC.

1.11    “GAAP” means generally accepted accounting principles in the United States.

1.12    “Holder” means any holder of Registrable Securities who is a party to this Agreement.

1.13    “Immediate Family Member” means a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, of a natural person referred to herein.

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1.14    “Initiating Holders” means, collectively, Holders who properly initiate a registration request under this Agreement.

1.15    “IPO” means the Company’s first underwritten public offering of its Common Stock under the Securities Act.

1.16    “Major Investor” means any Investor that, individually or together with such Investor’s Affiliates, holds at least 2,178,504 shares of Registrable Securities (as adjusted for any stock split, stock dividend, combination, or other recapitalization or reclassification effected after the date hereof), except for any Investor that the Board of Directors has reasonably determined to be a competitor of the Company. For the purpose of this Agreement, no Major Investor or an Affiliate of a Major Investor shall be deemed to be a “competitor” of the Company.

1.17    “New Securities” means, collectively, equity securities of the Company, whether or not currently authorized, as well as rights, options, or warrants to purchase such equity securities, or securities of any type whatsoever that are, or may become, convertible or exchangeable into or exercisable for such equity securities.

1.18    “Person” means any individual, corporation, partnership, trust, limited liability company, association or other entity.

1.19    “Preferred Director” has the meaning assigned to such term in the Certificate of Incorporation.

1.20    “Preferred Stock” means the Series A Preferred Stock, Series A-1 Preferred Stock, Series B Preferred Stock, Series B-1 Preferred Stock and Series C Preferred Stock.

1.21    “Registrable Securities” means (i) the Common Stock issuable or issued upon conversion of the Preferred Stock; (ii) any Common Stock, or any Common Stock issued or issuable (directly or indirectly) upon conversion and/or exercise of any other securities of the Company, in each case acquired by the Investors after the date hereof; and (iii) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right, or other security that is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares referenced in clauses (i) and (ii) above; excluding, however, (x) in all cases, any Registrable Securities sold by a Person in a transaction in which the applicable rights under this Agreement are not assigned pursuant to Section 6.1, and (y) for purposes of Section 2, any shares for which registration rights have terminated pursuant to Section 2.13 of this Agreement.

1.22    “Registrable Securities then outstanding” means the number of shares determined by adding the number of shares of outstanding Common Stock that are Registrable Securities and the number of shares of Common Stock issuable (directly or indirectly) pursuant to then exercisable and/or convertible securities that are Registrable Securities.

1.23    “Restricted Securities” means the securities of the Company required to bear the legend set forth in Section 2.12(b) hereof.

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1.24    “Requisite Investors” means Investors holding a majority the then outstanding Preferred Stock, voting together as a single class.

1.25     “SEC” means the Securities and Exchange Commission.

1.26    “SEC Rule 144” means Rule 144 promulgated by the SEC under the Securities Act.

1.27    “SEC Rule 145” means Rule 145 promulgated by the SEC under the Securities Act.

1.28    “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

1.29    “Selling Expenses” means all underwriting discounts, selling commissions, and stock transfer taxes applicable to the sale of Registrable Securities, and fees and disbursements of counsel for any Holder, except for the fees and disbursements of the Selling Holder Counsel borne and paid by the Company as provided in Section 2.6.

1.30    “Series A Preferred Stock” means shares of the Company’s Series A Preferred Stock, par value $0.001 per share.

1.31    “Series A-1 Preferred Stock” means shares of the Company’s Series A-1 Preferred Stock, par value $0.001 per share.

1.32    “Series B Preferred Stock” means shares of the Company’s Series B Preferred Stock, par value $0.001 per share.

1.33    “Series B-1 Preferred Stock” means shares of the Company’s Series B-1 Preferred Stock, par value $0.001 per share.

1.34    “Series C Preferred Stock” means shares of the Company’s Series C Preferred Stock, par value $0.001 per share.

2.    Registration Rights. The Company covenants and agrees as follows:

2.1    Demand Registration.

(a)    Form S-1 Demand. If at any time after the earlier of (i) two (2) years after the date of this Agreement or (ii) one hundred eighty (180) days after the effective date of the registration statement for the IPO, the Company receives a request from Holders holding at least forty percent (40%) of the Registrable Securities then outstanding that the Company file a Form S-1 registration statement with respect to at least twenty-five percent (25%) of the Registrable Securities then outstanding (or a lesser percent if the anticipated aggregate offering price, net of Selling Expenses, would exceed $10 million), then the Company shall (i) within ten (10) days after the date such request is given, give notice thereof (the “Demand Notice”) to all Holders other than the Initiating Holders; and (ii) as soon as practicable, and in any event within sixty (60) days after the date such request is given by the Initiating Holders, file a Form S-1

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registration statement under the Securities Act covering all Registrable Securities that the Initiating Holders requested to be registered and any additional Registrable Securities requested to be included in such registration by any other Holders, as specified by notice given by each such Holder to the Company within twenty (20) days of the date the Demand Notice is given, and in each case, subject to the limitations of Section 2.1(c) and Section 2.3.

(b)    Form S-3 Demand. If at any time when it is eligible to use a Form S-3 registration statement, the Company receives a request from Holders that the Company file a Form S-3 registration statement with respect to outstanding Registrable Securities of such Holders having an anticipated aggregate offering price, net of Selling Expenses, of at least $1 million, then the Company shall (i) within ten (10) days after the date such request is given, give a Demand Notice to all Holders other than the Initiating Holders; and (ii) as soon as practicable, and in any event within forty-five (45) days after the date such request is given by the Initiating Holders, file a Form S-3 registration statement under the Securities Act covering all Registrable Securities requested to be included in such registration by any other Holders, as specified by notice given by each such Holder to the Company within twenty (20) days of the date the Demand Notice is given, and in each case, subject to the limitations of Section 2.1(c) and Section 2.3.

(c)    Notwithstanding the foregoing obligations, if the Company furnishes to Holders requesting a registration pursuant to this Section 2.1 a certificate signed by the Company’s chief executive officer stating that in the good faith judgment of the Company’s Board of Directors it would be materially detrimental to the Company and its stockholders for such registration statement to be filed and it is therefore necessary to defer the filing of such registration statement, then the Company shall have the right to defer taking action with respect to such filing, and any time periods with respect to filing or effectiveness thereof shall be tolled correspondingly, for a period of not more than ninety (90) days after the request of the Initiating Holders is given; provided, however, that the Company may not invoke this right more than once in any twelve (12) month period; and provided further that the Company shall not register any securities for its own account or that of any other stockholder during such ninety (90) day period other than an Excluded Registration.

(d)    The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to Section 2.1(a) (i) during the period that is sixty (60) days before the Company’s good faith estimate of the date of filing of, and ending on a date that is one hundred eighty (180) days after the effective date of, a Company-initiated registration, provided, that the Company is actively employing in good faith reasonable efforts to cause such registration statement to become effective; (ii) after the Company has effected two registrations pursuant to Section 2.1(a); or (iii) if the Initiating Holders propose to dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Section 2.1(b). The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to Section 2.1(b) during the period that is thirty (30) days before the Company’s good faith estimate of the date of filing of, and ending on a date that is ninety (90) days after the effective date of, a Company-initiated registration, provided, that the Company is actively employing in good faith reasonable efforts to cause such registration statement to become effective. A registration shall not be counted as “effected” for purposes of this Section 2.1(d) until such time as the applicable registration statement has been declared effective by the SEC, unless the Initiating Holders withdraw their request for such registration, elect not to pay the registration

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expenses therefor, and forfeit their right to one demand registration statement pursuant to Section 2.6, in which case such withdrawn registration statement shall be counted as “effected” for purposes of this Section 2.1(d); provided, that if such withdrawal is during a period the Company has deferred taking action pursuant to Section 2.1(c), then the Initiating Holders may withdraw their request for registration and such registration will not be counted as “effected” for purposes of this Section 2.1(d).

2.2    Company Registration. If the Company proposes to register (including, for this purpose, a registration effected by the Company for stockholders other than the Holders) any of its Common Stock under the Securities Act in connection with the public offering of such securities solely for cash (other than in an Excluded Registration), the Company shall, at such time, promptly give each Holder notice of such registration. Upon the request of each Holder given within twenty (20) days after such notice is given by the Company, the Company shall, subject to the provisions of Section 2.3, cause to be registered all of the Registrable Securities that each such Holder has requested to be included in such registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2.2 before the effective date of such registration, whether or not any Holder has elected to include Registrable Securities in such registration. The expenses (other than Selling Expenses) of such withdrawn registration shall be borne by the Company in accordance with Section 2.6.

2.3    Underwriting Requirements.

(a)    If, pursuant to Section 2.1, the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to Section 2.1, and the Company shall include such information in the Demand Notice. The underwriter(s) will be selected by the Company and shall be reasonably acceptable to a majority in interest of the Initiating Holders. In such event, the right of any Holder to include such Holder’s Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in Section 2.4(e)) enter into an underwriting agreement in customary form with the underwriter(s) selected for such underwriting and reasonably satisfactory to the Holders holding a majority of the Registrable Securities participating in such offering; provided, however, that no Holder (or any of their assignees) shall be required to make any representations, warranties or indemnities except as they relate to such Holder’s ownership of shares and authority to enter into the underwriting agreement and to such Holder’s intended method of distribution, and the liability of such Holder shall be several and not joint, and limited to an amount equal to the net proceeds from the offering received by such Holder. Notwithstanding any other provision of this Section 2.3, if the managing underwriters advise the Initiating Holders in writing that marketing factors require a limitation on the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities that otherwise would be underwritten pursuant hereto, and the number of Registrable Securities that may be included in the underwriting shall be allocated among such Holders of Registrable Securities, including the Initiating Holders, in proportion (as nearly as practicable) to the number of Registrable Securities owned by each Holder or in such other proportion as shall mutually be agreed to by all such selling Holders; provided, however, that the number of Registrable Securities held by the Holders to be included in such

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underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest 100 shares.

(b)    In connection with any offering involving an underwriting of shares of the Company’s capital stock pursuant to Section 2.2, the Company shall not be required to include any of the Holders’ Registrable Securities in such underwriting unless the Holders accept the terms of the underwriting as agreed upon between the Company and its underwriters, and then only in such quantity as the underwriters in their sole discretion determine will not jeopardize the success of the offering by the Company. If the total number of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the number of securities to be sold (other than by the Company) that the underwriters in their reasonable discretion determine is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters and the Company in their sole discretion determine will not jeopardize the success of the offering. If the underwriters determine that less than all of the Registrable Securities requested to be registered can be included in such offering, then the Registrable Securities that are included in such offering shall be allocated among the selling Holders in proportion (as nearly as practicable to) the number of Registrable Securities owned by each selling Holder or in such other proportions as shall mutually be agreed to by all such selling Holders. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest 100 shares. Notwithstanding the foregoing, in no event shall (i) the number of Registrable Securities included in the offering be reduced unless all other securities (other than securities to be sold by the Company) are first entirely excluded from the offering or (ii) the number of Registrable Securities included in the offering be reduced below twenty-five percent (25%) of the total number of securities included in such offering, unless such offering is the IPO, in which case the selling Holders may be excluded further if the underwriters make the determination described above and no other stockholder’s securities are included in such offering. For purposes of the provision in this Section 2.3(b) concerning apportionment, for any selling Holder that is a partnership, limited liability company, or corporation, the partners, members, retired partners, retired members, stockholders, and Affiliates of such Holder, or the estates and Immediate Family Members of any such partners, retired partners, members, and retired members and any trusts for the benefit of any of the foregoing Persons, shall be deemed to be a single “selling Holder,” and any pro rata reduction with respect to such “selling Holder” shall be based upon the aggregate number of Registrable Securities owned by all Persons included in such “selling Holder,” as defined in this sentence.

(c)    For purposes of Section 2.1, a registration shall not be counted as “effected” if, as a result of an exercise of the underwriter’s cutback provisions in Section 2.3(a), fewer than fifty percent (50%) of the total number of Registrable Securities that Holders have requested to be included in such registration statement are actually included.

2.4    Obligations of the Company. Whenever required under this Section 2 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

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(a)    prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such registration statement to become effective and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for a period of up to one hundred twenty (120) days or, if earlier, until the distribution contemplated in the registration statement has been completed; provided, however, that (i) such one hundred twenty (120) day period shall be extended for a period of time equal to the period the Holder refrains, at the request of an underwriter of Common Stock (or other securities) of the Company, from selling any securities included in such registration, and (ii) in the case of any registration of Registrable Securities on Form S-3 that are intended to be offered on a continuous or delayed basis, subject to compliance with applicable SEC rules, such one hundred twenty (120) day period shall be extended for up to 180 days, if necessary, to keep the registration statement effective until all such Registrable Securities are sold;

(b)    prepare and file with the SEC such amendments and supplements to such registration statement, and the prospectus used in connection with such registration statement, as may be necessary to comply with the Securities Act in order to enable the disposition of all securities covered by such registration statement;

(c)    furnish to the selling Holders such numbers of copies of a prospectus, including a preliminary prospectus, as required by the Securities Act, and such other documents as the Holders may reasonably request in order to facilitate their disposition of their Registrable Securities;

(d)    use its commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or blue-sky laws of such jurisdictions as shall be reasonably requested by the selling Holders; provided that the Company shall not be required to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

(e)    in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the underwriter(s) of such offering;

(f)    use its commercially reasonable efforts to cause all such Registrable Securities covered by such registration statement to be listed on a national securities exchange or trading system and each securities exchange and trading system (if any) on which similar securities issued by the Company are then listed;

(g)    provide a transfer agent and registrar for all Registrable Securities registered pursuant to this Agreement and provide a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

(h)    promptly make available for inspection by the selling Holders, any managing underwriters participating in any disposition pursuant to such registration statement, and any attorney or accountant or other agent retained by any such underwriter or selected by the

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selling Holders, all financial and other records, pertinent corporate documents, and properties of the Company, and cause the Company’s officers, directors, employees, and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant, or agent, in each case, as necessary or advisable to verify the accuracy of the information in such registration statement and to conduct appropriate due diligence in connection therewith;

(i)    notify each selling Holder, promptly after the Company receives notice thereof, of the time when such registration statement has been declared effective or a supplement to any prospectus forming a part of such registration statement has been filed; and

(j)    after such registration statement becomes effective, notify each selling Holder of any request by the SEC that the Company amend or supplement such registration statement or prospectus.

2.5    Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 2 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as is reasonably required to effect the registration of such Holder’s Registrable Securities.

2.6    Expenses of Registration. All expenses (other than Selling Expenses) incurred in connection with registrations, filings, or qualifications pursuant to Section 2, including all registration, filing, and qualification fees; printers’ and accounting fees; fees and disbursements of counsel for the Company; and the reasonable fees and disbursements, not to exceed $35,000, of one counsel for the selling Holders (“Selling Holder Counsel”), shall be borne and paid by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 2.1 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all selling Holders shall bear such expenses pro rata based upon the number of Registrable Securities that were to be included in the withdrawn registration), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one registration pursuant to Section 2.1(a) or Section 2.1(b), as the case may be; provided further that if, at the time of such withdrawal, the Holders shall have learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Holders at the time of their request and have withdrawn the request with reasonable promptness after learning of such information then the Holders shall not be required to pay any of such expenses and shall not forfeit their right to one registration pursuant to Section 2.1(a) or Section 2.1(b). All Selling Expenses relating to Registrable Securities registered pursuant to this Section 2 shall be borne and paid by the Holders other than fees and disbursements of counsel to any Holder (other than the Selling Holder Counsel), which shall be borne solely by the Holder engaging such counsel pro rata on the basis of the number of Registrable Securities registered on their behalf.

2.7    Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any registration pursuant to this Agreement as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

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2.8    Indemnification. If any Registrable Securities are included in a registration statement under this Section 2:

(a)    To the extent permitted by law, the Company will indemnify and hold harmless each selling Holder, and the partners, members, officers, directors, and stockholders of each such Holder; legal counsel and accountants for each such Holder; any underwriter (as defined in the Securities Act) for each such Holder; and each Person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any Damages, and the Company will pay to each such Holder, underwriter, controlling Person, or other aforementioned Person any legal or other expenses reasonably incurred thereby in connection with investigating or defending any claim or proceeding from which Damages may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Section 2.8(a) shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable for any Damages to the extent that they arise out of or are based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on behalf of any such Holder, underwriter, controlling Person, or other aforementioned Person expressly for use in connection with such registration except to the extent such information was corrected in a subsequent writing prior to or concurrently with the sale of Registrable Securities to the Person asserting the claim.

(b)    To the extent permitted by law, each selling Holder, severally and not jointly, will indemnify and hold harmless the Company, and each of its directors, each of its officers who has signed the registration statement, each Person (if any), who controls the Company within the meaning of the Securities Act, legal counsel and accountants for the Company, any underwriter (as defined in the Securities Act), any other Holder selling securities in such registration statement, and any controlling Person of any such underwriter or other Holder, against any Damages, in each case only to the extent that such Damages arise out of or are based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on behalf of such selling Holder expressly for use in connection with such registration which was not corrected in a subsequent writing prior to or concurrently with the sale of Registrable Securities to the Person asserting the claim; and each such selling Holder will pay to the Company and each other aforementioned Person any legal or other expenses reasonably incurred thereby in connection with investigating or defending any claim or proceeding from which Damages may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Section 2.8(b) shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; and provided further that in no event shall the aggregate amounts payable by any Holder by way of indemnity or contribution under Sections 2.8(b) and 2.8(e) exceed the proceeds from the offering received by such Holder (net of any Selling Expenses paid by such Holder), except in the case of fraud or willful misconduct by such Holder.

(c)    Promptly after receipt by an indemnified party under this Section 2.8 of notice of the commencement of any action (including any governmental action) for

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which a party may be entitled to indemnification hereunder, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.8, give the indemnifying party notice of the commencement thereof. The indemnifying party shall have the right to participate in such action and, to the extent the indemnifying party so desires, participate jointly with any other indemnifying party to which notice has been given, and to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such action. The failure to give notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this Section 2.8, to the extent that such failure materially prejudices the indemnifying party’s ability to defend such action. The failure to give notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.8.

(d)    To provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any party otherwise entitled to indemnification hereunder makes a claim for indemnification pursuant to this Section 2.8 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case, notwithstanding the fact that this Section 2.8 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any party hereto for which indemnification is provided under this Section 2.8, then, and in each such case, such parties will contribute to the aggregate losses, claims, damages, liabilities, or expenses to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of each of the indemnifying party and the indemnified party in connection with the statements, omissions, or other actions that resulted in such loss, claim, damage, liability, or expense, as well as to reflect any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or allegedly untrue statement of a material fact, or the omission or alleged omission of a material fact, relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case, (x) no Holder will be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered and sold by such Holder pursuant to such registration statement, and (y) no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation; and provided further that in no event shall a Holder’s liability pursuant to this Section 2.8(d), when combined with the amounts paid or payable by such Holder pursuant to Section 2.8(b), exceed the proceeds from the offering received by such Holder (net of any Selling Expenses paid by such Holder), except in the case of willful misconduct or fraud by such Holder.

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(e)    Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control; provided that in no event shall any indemnity obligations of any Holder exceed the net proceeds from the offering received by such Holder.

(f)    Unless otherwise superseded by an underwriting agreement entered into in connection with the underwritten public offering, the obligations of the Company and Holders under this Section 2.8 shall survive the completion of any offering of Registrable Securities in a registration under this Section 2, and otherwise shall survive the termination of this Agreement.

2.9    Reports Under Exchange Act. With a view to making available to the Holders the benefits of SEC Rule 144 and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company shall:

(a)    make and keep available adequate current public information, as those terms are understood and defined in SEC Rule 144, at all times after the effective date of the registration statement filed by the Company for the IPO;

(b)    use commercially reasonable efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after the Company has become subject to such reporting requirements); and

(c)    furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) to the extent accurate, a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the registration statement filed by the Company for the IPO), the Securities Act, and the Exchange Act (at any time after the Company has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after the Company so qualifies); (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company; and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC that permits the selling of any such securities without registration (at any time after the Company has become subject to the reporting requirements under the Exchange Act) or pursuant to Form S-3 (at any time after the Company so qualifies to use such form).

2.10    Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Requisite Investors, enter into any agreement with any holder or prospective holder of any securities of the Company that would allow such holder or prospective holder to include such securities in any registration unless, under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such securities will not reduce the number of the Registrable Securities of the Holders that are included; provided that this limitation shall not apply to Registrable Securities by any additional Investor who becomes a party to this Agreement in accordance with Section 6.9.

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2.11    “Market Stand-off” Agreement. Each Holder hereby agrees that it will not, without the prior written consent of the managing underwriter, during the period commencing on the date of the final prospectus relating to the IPO, and ending on the date specified by the Company and the managing underwriter (such period not to exceed one hundred eighty (180) days in the case of the IPO, or such other period as may be requested by the Company or an underwriter to accommodate regulatory restrictions on (1) the publication or other distribution of research reports, and (2) analyst recommendations and opinions, including, but not limited to, the restrictions contained in FINRA Rule 2711(f)(4) or NYSE Rule 472(f)(4), or any successor provisions or amendments thereto), (i) lend; offer; pledge; sell; contract to sell; sell any option or contract to purchase; purchase any option or contract to sell; grant any option, right, or warrant to purchase; or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable (directly or indirectly) for Common Stock held immediately before the effective date of the registration statement for such offering (and for the avoidance of doubt, specifically excluding any shares acquired in or following the offering) or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or other securities, in cash, or otherwise. The foregoing provisions of this Section 2.11 shall apply only to the IPO, shall not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement, and shall only be applicable to the Holders if all officers, directors and holders of one percent (1%) of the Company’s issued and outstanding Common Stock (assuming (i) the conversion into Common Stock of all outstanding shares of Preferred Stock and any other securities convertible into Common Stock, if any, (ii) the exercise of all outstanding stock options and warrants and (iii) the issuance and/or exercise of all shares reserved under the Company’s stock incentive plans) are subject to similar agreements. The underwriters in connection with the IPO are intended third-party beneficiaries of this Section 2.11 and shall have the right, power, and authority to enforce the provisions hereof as though they were a party hereto. Each Holder further agrees to execute such agreements as may be reasonably requested by the underwriters in connection with the IPO that are consistent with this Section 2.11 or that are necessary to give further effect thereto.

2.12    Restrictions on Transfer.

(a)    The Preferred Stock and the Registrable Securities shall not be sold, pledged, or otherwise transferred, and the Company shall not recognize and shall issue stop-transfer instructions to its transfer agent with respect to any such sale, pledge, or transfer, except upon the conditions specified in this Agreement, which conditions are intended to ensure compliance with the provisions of the Securities Act. A transferring Holder will cause any proposed purchaser, pledgee, or transferee of the Preferred Stock and the Registrable Securities held by such Holder to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Agreement.

(b)    Each certificate or instrument representing (i) the Preferred Stock, (ii) the Registrable Securities, and (iii) any other securities issued in respect of the securities

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referenced in clauses (i) and (ii), upon any stock split, stock dividend, recapitalization, merger, consolidation, or similar event, shall (unless otherwise permitted by the provisions of Section 2.12(c)) be stamped or otherwise imprinted with a legend substantially in the following form:

THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SHARES MAY NOT BE SOLD, PLEDGED, OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR A VALID EXEMPTION FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT.

THE SECURITIES REPRESENTED HEREBY MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

The Holders consent to the Company making a notation in its records and giving instructions to any transfer agent of the Restricted Securities in order to implement the restrictions on transfer set forth in this Section 2.12.

(c)    The holder of each certificate representing Restricted Securities, by acceptance thereof, agrees to comply in all respects with the provisions of this Section 2. Before any proposed sale, pledge, or transfer of any Restricted Securities, unless there is in effect a registration statement under the Securities Act covering the proposed transaction, the Holder thereof shall give notice to the Company of such Holder’s intention to effect such sale, pledge, or transfer. Each such notice shall describe the manner and circumstances of the proposed sale, pledge, or transfer in sufficient detail and, if reasonably requested by the Company, shall be accompanied at such Holder’s expense by either (i) a written opinion of legal counsel who shall, and whose legal opinion shall, be reasonably satisfactory to the Company, addressed to the Company, to the effect that the proposed transaction may be effected without registration under the Securities Act; (ii) a “no action” letter from the SEC to the effect that the proposed sale, pledge, or transfer of such Restricted Securities without registration will not result in a recommendation by the staff of the SEC that action be taken with respect thereto; or (iii) any other evidence reasonably satisfactory to counsel to the Company to the effect that the proposed sale, pledge, or transfer of the Restricted Securities may be effected without registration under the Securities Act, whereupon the Holder of such Restricted Securities shall be entitled to sell, pledge, or transfer such Restricted Securities in accordance with the terms of the notice given by the Holder to the Company. The Company will not require such a legal opinion or “no action” letter (x) in any transaction in compliance with SEC Rule 144; (y) any transaction in which RTW Investments, LP distributes Restricted Securities to an investment fund for which it serves as investment advisor for consideration equal to or less than the aggregate purchase price paid by RTW Investments, LP under the Purchase Agreement; or (z) in any transaction in which such Holder distributes Restricted Securities to an Affiliate of such Holder for no consideration; provided that each transferee agrees in writing to be subject to the terms of this Section 2.12. Each certificate or instrument evidencing the Restricted Securities transferred as above provided shall bear, except if such transfer is made pursuant to SEC Rule 144, the appropriate restrictive legend set forth in

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Section 2.12(b), except that such certificate shall not bear such restrictive legend if, in the opinion of counsel for such Holder and the Company, such legend is not required in order to establish compliance with any provisions of the Securities Act.

2.13    Termination of Registration Rights. The right of any Holder to request registration or inclusion of Registrable Securities in any registration pursuant to Section 2.1 or Section 2.2 shall terminate upon the first to occur of:

(a)    the closing of a Deemed Liquidation event, as such term is defined in the Certificate of Incorporation;

(b)    such time as Rule 144 or another similar exemption under the Securities Act is available for the sale of all such Holder’s shares without limitation during a three month period without registration;

(c)    the fifth anniversary of the IPO.

3.    Information Rights.

3.1    Delivery of Financial Statements. The Company shall deliver to each Major Investor:

(a)    as soon as practicable, but in any event within one hundred twenty (120) days after the end of each fiscal year of the Company, (i) a balance sheet as of the end of such year, (ii) statements of income and of cash flows for such year, and a comparison between (x) the actual amounts as of and for such fiscal year and (y) the comparable amounts for the prior year and as included in the Budget (as defined below) for such year, with an explanation of any material differences between such amounts and a schedule as to the sources and applications of funds for such year, and (iii) a statement of stockholders’ equity as of the end of such year, all such financial statements audited and certified by independent public accountants of nationally or regionally recognized standing selected by the Company;

(b)    as soon as practicable, but in any event within thirty (30) days after the end of each quarter of each fiscal year of the Company, unaudited statements of income and of cash flows for such fiscal quarter, an unaudited balance sheet and a statement of stockholders’ equity as of the end of such fiscal quarter, all prepared in accordance with GAAP (except that such financial statements may (i) be subject to normal year-end audit adjustments and (ii) not contain all notes thereto that may be required in accordance with GAAP);

(c)    as soon as practicable, but in any event within thirty (30) days of the end of each month, an unaudited income statement and statement of cash flows for such month, and an unaudited balance sheet as of the end of such month, all prepared in accordance with GAAP (except that such financial statements may (i) be subject to normal year-end audit adjustments and (ii) not contain all notes thereto that may be required in accordance with GAAP);

(d)    as soon as practicable, but in any event no later than thirty (30) days prior to the beginning of each fiscal year, a budget and business plan for the next fiscal year (collectively, the “Budget”), approved by the Board of Directors in accordance with Section 5.4,

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including the majority of the Preferred Directors, and prepared on a monthly basis, including balance sheets, income statements, and statements of cash flow for such months and, promptly after prepared, any other budgets or revised budgets prepared by the Company; and

(e)    such other information relating to the financial condition, business, prospects, or corporate affairs of the Company as any Major Investor may from time to time reasonably request; provided, however, that the Company shall not be obligated under this Subsection 3.1 to provide information (i) that the Company reasonably determines in good faith to be a trade secret or confidential information (unless covered by an enforceable confidentiality agreement, in a form acceptable to the Company); or (ii) the disclosure of which would adversely affect the attorney-client privilege between the Company and its counsel.

If, for any period, the Company has any subsidiary whose accounts are consolidated with those of the Company, then in respect of such period the financial statements delivered pursuant to the foregoing sections shall be the consolidated and consolidating financial statements of the Company and all such consolidated subsidiaries.

Notwithstanding anything else in this Section 3.1 to the contrary, the Company may cease providing the information set forth in this Section 3.1 during the period starting with the date sixty (60) days before the Company’s good-faith estimate of the date of filing of a registration statement if it reasonably concludes it must do so to comply with the SEC rules applicable to such registration statement and related offering; provided that the Company’s covenants under this Section 3.1 shall be reinstated at such time as the Company is no longer actively employing its commercially reasonable efforts to cause such registration statement to become effective.

3.2    Inspection. The Company shall permit each Major Investor, at such Major Investor’s expense, to visit and inspect the Company’s properties; examine its books of account and records; and discuss the Company’s affairs, finances, and accounts with its officers, during normal business hours of the Company as may be reasonably requested by the Major Investor; provided, however, that the Company shall not be obligated pursuant to this Section 3.2 to provide access to any information that it reasonably and in good faith considers to be a trade secret or confidential information (unless covered by an enforceable confidentiality agreement, in form acceptable to the Company) or the disclosure of which would adversely affect the attorney-client privilege between the Company and its counsel.

3.3    Termination of Information Rights. The covenants set forth in Sections 3.1 and 3.2 shall terminate and be of no further force or effect (i) immediately before the consummation of a Qualified IPO, (ii) when the Company first becomes subject to the periodic reporting requirements of Section 12(g) or 15(d) of the Exchange Act, or (iii) upon a Deemed Liquidation Event, as such term is defined in the Certificate of Incorporation, whichever event occurs first; provided, that, with respect to clause (iii), the covenants set forth in Section 3.1 shall only terminate if the consideration received by the Major Investors in such Deemed Liquidation Event is in the form of cash and/or publicly traded securities unless the Investors receive financial information from the acquiring company or other successor to the Company comparable to those set forth in Section 3.1.

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3.4    Confidentiality. Each Investor agrees that such Investor will keep confidential and will not disclose, divulge, or use for any purpose (other than to monitor its investment in the Company and to report the performance of the Company to its investors or limited partners) any confidential information obtained from the Company pursuant to the terms of this Agreement (including notice of the Company’s intention to file a registration statement), unless such confidential information (a) is known or becomes known to the public in general (other than as a result of a breach of this Section 3.4 by such Investor), (b) is or has been independently developed or conceived by the Investor without use of the Company’s confidential information, or (c) is or has been made known or disclosed to the Investor by a third party without a breach of any obligation of confidentiality such third party may have to the Company; provided, however, that an Investor may disclose confidential information (i) to its attorneys, accountants, consultants, fund managers, and other professionals to the extent necessary to obtain their services in connection with monitoring its investment in the Company; (ii) to any prospective purchaser of any Registrable Securities from such Investor, if such prospective purchaser agrees to be bound by the provisions of this Section 3.4; (iii) to any Affiliate, partner, member, stockholder, or wholly owned subsidiary of such Investor in the ordinary course of business, provided that such Investor informs such Person that such information is confidential and requires such Person to maintain the confidentiality of such information; or (iv) as may otherwise be required by law, regulation, rule, court order or subpoena, provided that the Investor promptly notifies the Company of such disclosure and takes reasonable steps to minimize the extent of any such required disclosure. The Company understands and acknowledges that in the regular course of each Major Investor and any of their respective representatives currently may be invested in, may invest in or may consider investments companies that have issued securities that are publicly traded (each, a “Public Company”). Accordingly, the Company covenants and agrees that before providing material non-public information about a Public Company (“Public Company Information”) to each Major Investor, as applicable, the Company will use commercially reasonable efforts to provide prior written notice to the compliance personnel at each such Major Investor, as applicable, describing such information in reasonable detail. The Company shall not disclose Public Company Information to a Major Investor without written authorization from the applicable compliance personnel, provided, however, that, the Company will be permitted to disclose agreements entered into with Public Companies in the ordinary course of business, such as routine customer, supplier, advertising and publishing agreements without such written authorization.

4.    Rights to Future Stock Issuances.

4.1    Right of First Offer. Subject to the terms and conditions of this Section 4 and applicable securities laws, if the Company proposes to offer or sell any New Securities, the Company shall first offer such New Securities to each holder of Series B Preferred Stock and Series C Preferred Stock (each a “Senior Preferred Investor”). A Senior Preferred Investor shall be entitled to apportion the right of first offer hereby granted to it among itself and its Affiliates in such proportions as it deems appropriate; provided that, each such Affiliate (x) is an “accredited investor” (as defined Rule 501(a) under the Securities Act), (y) is not a competitor of the Company (as the term “competitor” is defined within Section 1.16 above), unless such party’s purchase of New Securities is otherwise consented to by the Board of Directors, and (z) agrees to enter into this Agreement and each of the Second Amended and Restated Voting Agreement and Second Amended and Restated Right of First Refusal and Co-Sale Agreement of even date herewith among the Company, the Investors and the other parties named therein, as an “Investor” under each such agreement.

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(a)    The Company shall give notice (the “Offer Notice”) to each Senior Preferred Investor, stating (i) its bona fide intention to offer such New Securities, (ii) the number of such New Securities to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such New Securities.

(b)    By notification to the Company within twenty (20) days after the Offer Notice is given, each Senior Preferred Investor may elect to purchase or otherwise acquire, at the price and on the terms specified in the Offer Notice, up to that portion of such New Securities which equals the product of (x) the aggregate number of New Securities times (y) a fraction, the numerator of which is the aggregate number of Conversion Shares then held by such Senior Preferred Investor (and any other Derivative Securities then held by such Senior Preferred Investor) and the denominator of which is the total number of shares of Common Stock of the Company then issued and outstanding (assuming (i) the conversion into Common Stock of all outstanding shares of Preferred Stock and any other securities convertible into Common Stock, if any, (ii) the exercise of all outstanding stock options and warrants and (iii) the issuance and/or exercise of all shares reserved under the Company’s stock incentive plans). At the expiration of such twenty (20) day period, the Company shall promptly notify each Senior Preferred Investor that elects to purchase or acquire all the shares available to it (each, a “Fully Exercising Investor”) of any other Senior Preferred Investor’s failure to do likewise. During the ten (10) day period commencing after the Company has given such notice, each Fully Exercising Investor may, by giving notice to the Company, elect to purchase or acquire, in addition to the number of shares specified above, up to that portion of the New Securities for which Senior Preferred Investors were entitled to subscribe but that were not subscribed for by the Senior Preferred Investors which is equal to the product of (x) the aggregate number of New Securities for which Senior Preferred Investors were entitled to subscribe but that were not subscribed for by the Senior Preferred Investors times (y) a fraction, the numerator of which is the aggregate number of Conversion Shares then held by such Fully Exercising Investor and the denominator of which is the total number of Conversion Shares held by all Fully Exercising Investors who wish to purchase such unsubscribed shares. The closing of any sale pursuant to this Section 4.1(b) shall occur within the later of ninety (90) days of the date that the Offer Notice is given and the date of initial sale of New Securities pursuant to Section 4.1(c).

(c)    If all New Securities referred to in the Offer Notice are not elected to be purchased or acquired as provided in Section 4.1(b), the Company may, during the ninety (90) day period following the expiration of the periods provided in Section 4.1(b), offer and sell the remaining unsubscribed portion of such New Securities to any Person or Persons at a price not less than, and upon terms no more favorable to the offeree than, those specified in the Offer Notice. If the Company does not enter into an agreement for the sale of the New Securities within such period, or if such agreement is not consummated within thirty (30) days of the execution thereof, the right provided hereunder shall be deemed to be revived and such New Securities shall not be offered unless first reoffered to the Senior Preferred Investors in accordance with this Section 4.1.

(d)    (d) The right of first offer in this Section 4.1 shall not be applicable to (i) Exempted Securities (as defined in the Certificate of Incorporation); (ii) shares of Series C Preferred Stock issued pursuant to the Purchase Agreement of even date herewith by and between the Company and Purchasers named therein, and (iii) shares of Common Stock issued in the IPO.

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(e)    Notwithstanding any provision hereof to the contrary, in lieu of complying with the provisions of this Section 4.1, the Company may elect to give notice to the Senior Preferred Investors within thirty (30) days after the issuance of New Securities. Such notice shall describe the type, price, and terms of the New Securities. Each Senior Preferred Investor shall have twenty (20) days from the date notice is given to elect to purchase up to the number of New Securities that would, if purchased by such Senior Preferred Investor, maintain such Senior Preferred Investor’s percentage-ownership position, calculated as set forth in Section 4.1(b) before giving effect to the issuance of such New Securities. The closing of such sale shall occur within sixty (60) days of the date notice is given to the Senior Preferred Investors.

4.2    Termination. The covenants set forth in Section 4.1 shall terminate and be of no further force or effect (i) upon the closing of a Deemed Liquidation Event, as such term is defined in the Certificate of Incorporation, (ii) when the Company first becomes subject to the periodic reporting requirements of Section 12(g) or 15(d) of the Exchange Act, (iii) immediately before the consummation of a Qualified IPO, as such term is defined in the Certificate of Incorporation, or (iv) such time as no shares of Preferred Stock are outstanding, whichever event occurs first.

5.    Additional Covenants.

5.1    Insurance. The Company shall use its commercially reasonable efforts to obtain, to the extent not previously obtained prior to the date hereof, as promptly as practicable after the date hereof, from financially sound and reputable insurers, Directors and Officers liability insurance, in an amount and on other terms and conditions satisfactory to the Board of Directors (including a majority of the Preferred Directors), and the Company will use commercially reasonable efforts to cause such insurance policy to be maintained until such time as the Board of Directors determines that such insurance should be discontinued. The policy shall not be cancelable by the Company without prior approval by the Board of Directors (including the approval of a majority of the Preferred Directors).

5.2    Employee Agreements. The Company will cause (i) each person now or hereafter employed by it or by any subsidiary (or engaged by the Company or any subsidiary as a consultant/independent contractor) with access to confidential information and/or trade secrets to enter into a nondisclosure and proprietary rights assignment agreement in form and substance satisfactory to the Board of Directors and (ii) each employee to enter into a one (1) year nonsolicitation agreement, substantially in the form approved by the Board of Directors. In addition, the Company shall not amend, modify, terminate, waive, or otherwise alter, in whole or in part, any of the above-referenced agreements or any restricted stock agreement between the Company and any employee, without the consent of the Board of Directors (including the approval of a majority of the Preferred Directors).

5.3    Employee Stock. Unless otherwise approved by the Board of Directors, including a majority of the Preferred Directors, all future employees and consultants of the Company who purchase, receive options to purchase, or receive awards of shares of the

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Company’s capital stock after the date hereof shall be required to execute restricted stock or option agreements, as applicable, providing for (i) vesting of shares over a four (4) year period, with the first twenty-five percent (25%) of such shares vesting following twelve (12) months of continued employment or service, and the remaining shares vesting in equal monthly installments over the following thirty-six (36) months, and (ii) a market stand-off provision substantially similar to that in Subsection 2.11.

5.4    Matters Requiring Investor Director Approval. So long as the holders of Preferred Stock are entitled to elect a Preferred Director, the Company hereby covenants and agrees with each of the Investors that it shall not, without approval of the Board of Directors, which approval must include the affirmative vote of a majority of the Preferred Directors:

(a)    make, or permit any subsidiary to make, any loan or advance to, or own any stock or other securities of, any subsidiary or other corporation, partnership, or other entity unless it is wholly owned by the Company;

(b)    make, or permit any subsidiary to make, any loan or advance to any Person, including, without limitation, any employee or director of the Company or any subsidiary, except advances and similar expenditures in the ordinary course of business or under the terms of an employee stock or option plan approved by the Board of Directors, and then, not in excess of $100,000;

(c)    adopt, amend, terminate or approve any equity incentive plan of the Company;

(d)    approve the Budget;

(e)    incur any aggregate indebtedness for borrowed money in excess of $500,000 that is not already included in a budget approved by the Board of Directors, other than trade credit incurred in the ordinary course of business;

(f)    otherwise enter into or be a party to any transaction with any director, officer, or employee of the Company or any “associate” (as defined in Rule 12b-2 promulgated under the Exchange Act) of any such Person that involve payments in excess of $50,000 in the aggregate in any one year that are not otherwise made on an arms-length basis;

(g)    hire, terminate, or change the compensation of the executive officers of the Company, including approving any option grants or stock awards to such senior management;

(h)    change the principal business of the Company, enter new lines of business, or exit the current line of business;

(i)    make any investment inconsistent with any investment policy approved by the Board of Directors;

(j)    sell, assign, license, pledge, or encumber material technology or intellectual property, other than licenses granted in the ordinary course of business;

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(k)    guarantee, directly or indirectly, or permit any subsidiary to guarantee, directly or indirectly, any indebtedness except for trade accounts of the Company or any subsidiary arising in the ordinary course of business;

(l)    enter into any corporate strategic relationship involving the payment, contribution, or assignment by the Company or to the Company of money or assets greater than $500,000; or

(m)    permit any subsidiary to do any of the foregoing.

5.5    Board Matters. The Company shall reimburse members of the Board of Directors for all reasonable out-of-pocket travel expenses incurred (consistent with the Company’s travel policy) in connection with (i) attending meetings of the Board of Directors and (ii) other travel and other expenses related to the Company for non-Board of Directors matters conducted at the request of the Company. The Board shall meet approximately every three calendar months (four (4) times per year) unless the Board, including a majority of the Preferred Directors, determine otherwise.

5.6    Successor Indemnification. If the Company or any of its successors or assignees consolidates with or merges into any other Person and is not the continuing or surviving corporation or entity of such consolidation or merger, then to the extent necessary, proper provision shall be made so that the successors and assignees of the Company assume the obligations of the Company with respect to indemnification of members of the Board of Directors as in effect immediately before such transaction, whether such obligations are contained in the Company’s Bylaws, its Certificate of Incorporation, or elsewhere, as the case may be.

5.7    Indemnification Matters.

(a)    The Company hereby acknowledges that one (1) or more of the directors nominated to serve on the Board of Directors by the Investors (each an “Investor Director”) may have certain rights to indemnification, advancement of expenses and/or insurance provided by one or more of the Investors and certain of their Affiliates (collectively, the “Investor Indemnitors”). The Company hereby agrees (a) that it is the indemnitor of first resort (i.e., its obligations to any such Investor Director are primary and any obligation of the Investor Indemnitors to advance expenses or to provide indemnification for the same expenses or liabilities incurred by such Investor Director are secondary), (b) that it shall be required to advance the full amount of expenses incurred by such Investor Director and shall be liable for the full amount of all expenses, judgments, penalties, fines and amounts paid in settlement by or on behalf of any such Investor Director to the extent legally permitted and as required by the Company’s Certificate of Incorporation or Bylaws of the Company (or any agreement between the Company and such Investor Director), without regard to any rights such Investor Director may have against the Investor Indemnitors, and, (c) that it irrevocably waives, relinquishes and releases the Investor Indemnitors from any and all claims against the Investor Indemnitors for contribution, subrogation or any other recovery of any kind in respect thereof. The Company further agrees that no advancement or payment by the Investor Indemnitors on behalf of any such Investor Director with respect to any claim for which such Investor Director has sought indemnification from the Company shall affect the foregoing and the Investor Indemnitors shall have a right of contribution

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and/or be subrogated to the extent of such advancement or payment to all of the rights of recovery of such Investor Director against the Company. The Investor Directors and the Investor Indemnitors are intended third-party beneficiaries of this Subsection 5.7 and shall have the right, power and authority to enforce the provisions of this Subsection 5.7 as though they were a party to this Agreement.

(b)    The Company further agrees that it shall deliver an indemnification agreement in the form previously approved by the Company’s Board of Directors to any person who becomes a member of the Board of Directors as a director elected by the holders of Preferred Stock after the date hereof.

5.8    Right to Conduct Activities. The Company hereby agrees and acknowledges that certain Investors (together with their respective Affiliates) are professional investment funds that purchase and trade securities in the private and public markets, and as such invest in numerous portfolio companies, some of which may be deemed competitive with the Company’s business (as currently conducted or as currently propose to be conducted). Nothing in this Agreement shall preclude or in any way restrict the Investors from evaluating or purchasing securities, including publicly traded securities, of a particular enterprise, or investing or participating in any particular enterprise whether or not such enterprise has products or services which compete with those of the Company; and the Company hereby agrees that, to the extent permitted under applicable law, such Investors shall not be liable to the Company for any claim arising out of, or based upon, (i) the investment by such Investors in any entity competitive with the Company, or (ii) actions taken by any partner, officer or other representative of such Investors to assist any such competitive company, whether or not such action was taken as a member of the board of directors of such competitive company or otherwise, and whether or not such action has a detrimental effect on the Company; provided, however, that the foregoing shall not relieve (x) any of the Investors from liability associated with the unauthorized disclosure of the Company’s confidential information obtained pursuant to this Agreement, or (y) any director or officer of the Company from any liability associated with his or her fiduciary duties to the Company. Subject to clause (y) of the preceding sentence, nothing in this Agreement shall preclude, create an obligation or duty, or in any way restrict Investors from evaluating or purchasing securities, including publicly traded securities, of a particular enterprise, or investing in a particular enterprise, whether or not such enterprise has products or services which compete with those of the Company.

5.9    FCPA. The Company shall not (and shall not permit any of its subsidiaries or affiliates or any of its or their respective directors, officers, managers, employees, independent contractors, representatives or agents to) promise, authorize or make any payment to, or otherwise contribute any item of value to, directly or indirectly, to any third party, including any Non-U.S. Official (as such term is defined in the U.S. Foreign Corrupt Practices Act of 1977, as amended (the “FCPA”)), in each case, in violation of the FCPA, the U.K. Bribery Act, or any other applicable anti-bribery or anti-corruption law. The Company shall (and shall cause each of its subsidiaries and affiliates to) cease all of its or their respective activities, as well as remediate any actions taken by the Company, its subsidiaries or affiliates, or any of their respective directors, officers, managers, employees, independent contractors, representatives or agents in violation of the FCPA, the U.K. Bribery Act, or any other applicable anti-bribery or anti-corruption law. The Company shall (and shall cause each of its subsidiaries and affiliates to) use commercially reasonable efforts to maintain systems of internal controls (including, but not limited to,

22

accounting systems, purchasing systems and billing systems) to ensure compliance in all material respects with the FCPA, the U.K. Bribery Act, or any other applicable anti-bribery or anti-corruption law. Upon request, the Company agrees to provide responsive information and/or certifications concerning its compliance with applicable anti-corruption laws. The Company shall promptly notify each Investor if the Company becomes aware of any Enforcement Action (as defined in the Purchase Agreement). The Company shall, and shall cause any direct or indirect subsidiary or entity controlled by it, whether now in existence or formed in the future, to comply with the FCPA.

5.10    Termination of Covenants. The covenants set forth in this Section 5, except for Sections 5.6, 5.7, 5.8, 5.9, shall terminate and be of no further force or effect (i) immediately before the consummation of the IPO, (ii) when the Company first becomes subject to the periodic reporting requirements of Section 12(g) or 15(d) of the Exchange Act, or (iii) upon a Deemed Liquidation Event, as such term is defined in the Certificate of Incorporation, whichever event occurs first.

6.    Miscellaneous.

6.1    Successors and Assigns. The rights under this Agreement may be assigned (but only with all related obligations) by a Holder to a transferee of Registrable Securities that (i) is an Affiliate of a Holder; (ii) is a Holder’s Immediate Family Member or trust for the benefit of an individual Holder or one or more of such Holder’s Immediate Family Members; or (iii) after such transfer, holds at least 500,000 shares of Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations, and other recapitalizations); provided, however, that (x) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee and the Registrable Securities with respect to which such rights are being transferred; and (y) such transferee agrees in a written instrument delivered to the Company to be bound by and subject to the terms and conditions of this Agreement, including the provisions of Section 2.11. For the purposes of determining the number of shares of Registrable Securities held by a transferee, the holdings of a transferee (1) that is an Affiliate or stockholder of a Holder; (2) who is a Holder’s Immediate Family Member; or (3) that is a trust for the benefit of an individual Holder or such Holder’s Immediate Family Member shall be aggregated together and with those of the transferring Holder; provided further that all transferees who would not qualify individually for assignment of rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices, or taking any action under this Agreement. The terms and conditions of this Agreement inure to the benefit of and are binding upon the respective successors and permitted assignees of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assignees any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

6.2    Governing Law. This Agreement shall be governed by the internal law of the State of Delaware, without regard to conflict of law principles that would result in the application of any law other than the law of the State of Delaware.

6.3    Counterparts; Facsimile. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute

23

one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

6.4    Titles and Subtitles. The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting this Agreement.

6.5    Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt or: (i) personal delivery to the party to be notified; (ii) when sent, if sent by electronic mail or facsimile during the recipient’s normal business hours, and if not sent during normal business hours, then on the recipient’s next business day; (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one (1) business day after the business day of deposit with a nationally recognized overnight courier, freight prepaid, specifying next-day delivery, with written verification of receipt. All communications shall be sent to the respective parties at their addresses as set forth on Schedule A hereto, or to the principal office of the Company and to the attention of the Chief Executive Officer, in the case of the Company, or to such email address, facsimile number, or address as subsequently modified by written notice given in accordance with this Section 6.5. If notice is given to the Company, a copy shall also be sent to Latham & Watkins LLP, 1000 Winter Street, Suite 3700, Waltham, Massachusetts 02451, Attention: John Chory, and if notice is given to the Investors, a copy shall also be given to Goodwin Procter LLP, 100 Northern Avenue, Boston, Massachusetts 02210, Attention: Lawrence Wittenberg and Orrick, Herrington & Sutcliffe LLP, 1 Chome-6-1 Roppongi, Minato, Tokyo 106-6028, Japan, Attention: Hiroki Sugita, and Tannenbaum Helpern Syracuse & Hirschtritt LLP, 900 Third Avenue, New York, New York, Attention: David R. Lallouz and Wilson Sonsini Goodrich & Rosati, 28 State Street, 37th Floor, Boston, Massachusetts 02109-5703, Attn: Jennifer Fang, Esq.

6.6    Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance, and either retroactively or prospectively) only with the written consent of the Company and the Requisite Investors; provided that the Company may in its sole discretion waive compliance with Section 2.12(c); and provided further that any provision hereof may be waived by any waiving party on such party’s own behalf, without the consent of any other party. Notwithstanding the foregoing, this Agreement may not be amended or terminated and the observance of any term hereof may not be waived with respect to any Investor or any class or series of Preferred Stock without, as applicable, the written consent of such Investor or the holders of a majority of shares of such series or class issued and outstanding, unless such amendment, termination, or waiver applies to all Investors or classes or series, as applicable, in the same fashion (it being agreed that a waiver of the provisions of Section 4 with respect to a particular transaction shall be deemed to apply to all Investors in the same fashion if such waiver does so by its terms, notwithstanding the fact that certain Investors may nonetheless, by agreement with the Company, purchase securities in such transaction). Any amendment, termination, or waiver effected in accordance with this Section 6.6 shall be binding on all parties hereto, regardless of whether any such party has consented thereto. No waivers of or exceptions to any term, condition, or provision

24

of this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such term, condition, or provision.

6.7    Severability. In case any one or more of the provisions contained in this Agreement is for any reason held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Agreement, and such invalid, illegal, or unenforceable provision shall be reformed and construed so that it will be valid, legal, and enforceable to the maximum extent permitted by law.

6.8    Aggregation of Stock. All shares of Registrable Securities held or acquired by Affiliates shall be aggregated together for the purpose of determining the availability of any rights under this Agreement and such Affiliated persons may apportion such rights as among themselves in any manner they deem appropriate.

6.9    Additional Investors. Notwithstanding anything to the contrary contained herein, if the Company issues additional shares of the Company’s Series C Preferred Stock after the date hereof, any purchaser of such shares of Series C Preferred Stock may become a party to this Agreement by executing and delivering an additional counterpart signature page to this Agreement, and thereafter shall be deemed an “Investor” for all purposes hereunder. No action or consent by the Investors shall be required for such joinder to this Agreement by such additional Investor, so long as such additional Investor has agreed in writing to be bound by all of the obligations as an “Investor” hereunder.

6.10    Entire Agreement. This Agreement (including any Schedules and Exhibits hereto) constitutes the full and entire understanding and agreement among the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties is expressly canceled. Upon the effectiveness of this Agreement, the Prior Agreement shall be deemed amended and restated and superseded and replaced in its entirety by this Agreement, and shall be of no further force or effect.

6.11    Dispute Resolution. The parties (a) hereby irrevocably and unconditionally submit to the jurisdiction of the state courts of Delaware and to the jurisdiction of the United States District Court for the District of Delaware for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement, (b) agree not to commence any suit, action or other proceeding arising out of or based upon this Agreement except in the state courts of Delaware or the United States District Court for the District of Delaware, and (c) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court. WAIVER OF JURY TRIAL: EACH PARTY HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS, THE SECURITIES OR THE SUBJECT MATTER HEREOF OR THEREOF. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION,

25

INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS (INCLUDING NEGLIGENCE), BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THIS SECTION HAS BEEN FULLY DISCUSSED BY EACH OF THE PARTIES HERETO AND THESE PROVISIONS WILL NOT BE SUBJECT TO ANY EXCEPTIONS. EACH PARTY HERETO HEREBY FURTHER WARRANTS AND REPRESENTS THAT SUCH PARTY HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

6.12    Delays or Omissions. No delay or omission to exercise any right, power, or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power, or remedy of such non-breaching or non-defaulting party, nor shall it be construed to be a waiver of or acquiescence to any such breach or default, or to any similar breach or default thereafter occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. All remedies, whether under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

6.13    Further Assurances. At any time or from time to time after the date hereof, the parties agree to cooperate with each other, and at the request of any other party, to execute and deliver any further instruments or documents and to take all such further action as the other party may reasonably request in order to evidence or effectuate the consummation of the transactions contemplated hereby and to otherwise carry out the intent of the parties hereunder.

6.14    Acknowledgment. The Company acknowledges that the Investors are in the business of venture capital investing and therefore review the business plans and related proprietary information of many enterprises, including enterprises which may have products or services which compete directly or indirectly with those of the Company. Nothing in this Agreement shall preclude or in any way restrict the Investors from investing or participating in any particular enterprise whether or not such enterprise has products or services which compete with those of the Company; provided, however, that the foregoing shall not relieve (x) any of the Investors from liability associated with the unauthorized disclosure of the Company’s confidential information obtained pursuant to this Agreement, or (y) any director or officer of the Company from any liability associated with his or her fiduciary duties to the Company.

[Remainder of Page Intentionally Left Blank]

26

IN WITNESS WHEREOF, the parties have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first written above.

COMPANY:

FREQUENCY THERAPEUTICS, INC.

By:	/s/ David Lucchino

Name:	David Lucchino

Title:	President and Chief Executive Officer

[SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

INVESTORS:

PERCEPTIVE LIFE SCIENCES MASTER FUND, LTD.

By:	/s/ James H. Mannix
Name: James H. Mannix Title: C.O.O

[SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

INVESTORS:

RTW MASTER FUND, LTD.

By:	/s/ Roderick Wong, M.D.
Name: Roderick Wong, M.D. Title: Director

INVESTORS:

RTW INNOVATION MASTER FUND, LTD.

By:	/s/ Roderick Wong, M.D.
Name: Roderick Wong, M.D. Title: Director

INVESTORS:

RTW INVESTMENTS, LP

By:	/s/ Roderick Wong, M.D.
Name: Roderick Wong, M.D. Title: Director

[SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

INVESTORS:

667, L.P.

By: BAKER BROS. ADVISORS LP, management company and investment adviser to 667, L.P., pursuant to authority granted to it by Baker Biotech Capital, L.P., general partner to 667, L.P., and not as the general partner.

By:	/s/ Scott Lessing
Name: Scott Lessing Title: President

BAKER BROTHERS LIFE SCIENCES, L.P.

By: BAKER BROS. ADVISORS LP, management company and investment adviser to Baker Brothers Life Sciences, L.P., pursuant to authority granted to it by Baker Brothers Life Sciences Capital, L.P., general partner to Baker Brothers Life Sciences, L.P., and not as the general partner.

By:	/s/ Scott Lessing
Name: Scott Lessing Title: President

[SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

INVESTORS:

TAIWANIA CAPITAL BUFFALO II BIOVENTURES, LP

By: ITS INVESTMENT MANAGER, TAIWANIA CAPITAL MANAGEMENT CORPORATION

By:	/s/ Jerome Shen, PhD
Name: Jerome Shen, PhD Title: Managing Director & Head of Life Science Investments

[SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

INVESTORS:

YONGCHENG (CAYMAN) LIMITED

FOR AND ON BEHALF OF YONCHENG (CAYMAN) LIMITED

By:	/S/ ILLEGIBLE
Name: Title:

YONGDE (CAYMAN) LIMITED

FOR AND ON BEHALF OF YONDE (CAYMAN) LIMITED

By:	/S/ ILLEGIBLE
Name: Title:

POWERFUL ANCHOR (CAYMAN) LIMITED

FOR AND ON BEHALF OF YONDE (CAYMAN) LIMITED

By:	/S/ ILLEGIBLE
Name: Title:

[SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

INVESTORS:

Paul Martin Janes and Stacy Packard Janes

By:	/s/ Paul Martin Janes
Name: Paul Martin Janes Title:

By:	/s/ Stacy Packard Janes
Name: Stacey Packard Janes Title:

[SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

INVESTORS:

EVAN ANDREW KNISELY TRUST U/A DTD 10/13/2017

By:	/s/ Evan Knisely
Name: Title:

[SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

INVESTORS:

TRISHA NICOLE ARTEAGA KNISELY TRUST U/A DTD 10/13/2017

By:	/s/ Evan Knisley

Name:

Title:

[SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

INVESTORS:

NEWMAN FAMILY HOLDINGS, LLC

By:	/s/ Harold Newman
Name: Harold Newman Title: Manager

[SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

INVESTORS:

THE NEWMAN 1998 GRANDCHILDREN TRUST

By:	/s/ David Peters
Name: David Peters, VP, NBTCDE NA Title: Trustee

[SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

INVESTORS:

James A. Aylward and Kija Kim JTWROS

By:	/s/ James A. Aylward

Name:	James A. Aylward

Title:

By:	/s/ Kija Kim

Name:	Kija Kim

Title:

[SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

INVESTORS:

Brian Marcinek, Separate Estate

By:	/s/ Brian J Marcinek
Name: Brian J Marcinek, separate estate Title:

[SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

INVESTORS:

Jeffrey M. Karp

Robert S. Langer

Christopher R. Loose

/s/ David L. Lucchino
David L. Lucchino

Will J. McLean

David Stone

Rajesh Manchanda

/s/ Timothy Barberich
Timothy Barberich

TRB Fund Equity LLC

By:	/s/ Heath Watkin
Name:	Heath Watkin
Title:	Chief Investment Officer

[SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

INVESTORS:

Aaron Boyd

Ajay Rai

THE ALAIN J. COHEN REVOCABLE TRUST

By:	/s/ Marc A. Cohen

Name:	Marc A. Cohen

Title:	Attorney-in-Fact

ANDREW S. FRAZIER REVOCABLE TRUST UA 5-24-2010

By:	/s/ Andrew S. Frazier

Name:	Andrew S. Frazier

Title:	Trustee

/s/ Marc A. Cohen, Attorney-in-Fact
Alan Wade

THE ALAIN J. COHEN REVOCABLE TRUST

By:	/s/ Marc A. Cohen

Name:	Marc A. Cohen

Title:	Attorney-in-Fact

WV INVESTMENT TRUST B U/D/T DTD. 9/2/15

By:	/s/ Marc A. Cohen

Name:	Marc A. Cohen

Title:	Attorney-in-Fact

/s/ Marc A. Cohen, Attorney-in-Fact
Alexander D. Williams

[SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

INVESTORS:

ALEXANDRIA VENTURE INVESTMENTS, LLC

By:
Name: Title:

/s/ Anthony DiBenedetto
Anthony DiBenedetto

Benjamin Inker

/s/ Berenice Ronthal
/s/ Marc A. Cohen, Attorney-in-Fact
Berenice Ronthal

/s/ Brian D. Johnson
Brian D. Johnson

/s/ Marc A. Cohen, Attorney-in-Fact
Bruce Geismar

AXIL CAPITAL PARTNERS

By:	/s/ Marc A. Cohen

Name:	Marc A. Cohen

Title:	Attorney-in-Fact

THE SHIN FAMILY REVOCABLE TRUST

By:
Name: Brian Shin Title: Trustee

[SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

INVESTORS:

AXIL LIFE SCIENCE & HEALTHCARE FUND I L.P.

By:	/s/ Frederick Shane

Name:	Frederick Shane

Title: Managing Partner of AXIL CAPITAL PARTNERS LLP as GENERAL PARTNER OF AXIL LIFE SCIENCE & HEALTHCARE FUND I L.P.

[SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

INVESTORS:

/s/ Marc A. Cohen, Attorney-in-Fact
Bruce L. Downey

/s/ Marc A. Cohen, Attorney-in-Fact
Cameron Lickle

/s/ Marc A. Cohen, Attorney-in-Fact
Christopher C. Hentemann

Christopher N. Garabedian

Clarence Gregory

/s/ Marc A. Cohen, Attorney-in-Fact
Dale Mcelhattan III

/s/ Marc A. Cohen, Attorney-in-Fact
Daniel Crowe

Daniel O’Neill

THE BARBERICH FAMILY TRUST

By:	/s/ Timothy Barberich
Name:
Title:

THE CAREY/MITRANO FAMILY TRUST

By:
Name:
Title:

[SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

INVESTORS:

CALISEMANA, LLC

By:	/s/ Marc A. Cohen

Name:	Marc A. Cohen

Title:	Attorney-in-Fact

CHRISTINE M. PARSEGHIAN REVOCABLE TRUST

By:	/s/ Marc A. Cohen

Name:	Marc A. Cohen

Title:	Attorney-in-Fact

HENTEMANN GRANTOR RETAINED ANNUITY TRUST

By:	/s/ Marc A. Cohen

Name:	Marc A. Cohen

Title:	Attorney-in-Fact

CREATIVE VENTURES LLC

By:	/s/ John Simon

Name:	John Simon

Title:	Managing Director

DF INVESTMENT PARTNERS, LLC

By:	/s/ Glenn Dubin

Name:	Glenn Dubin

Title:	Managing Member

[SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

INVESTORS:

EDWARD B. ROBERTS TRUST - 2003

By:
Name: Edward B. Roberts Title:

David Galas

Diane Isonaka

/s/ David Ganek
David Ganek

David G. McDonald

/s/ Donald E. Brown
Donald E. Brown

Don Laurie

Donald Law

Douglas C. Boyd

Eric S. Dobkin

/s/ Eric Swann
Eric Swann

/s/ Marc A. Cohen, Attorney-in-Fact
Evan Knisely

/s/ Marc A. Cohen, Attorney-in-Fact
Trisha Knisely

[SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

INVESTORS:

/s/ Frank J. Lucchino
Frank J. Lucchino

Roberta F. Lucchino

Geoffrey Loose

/s/ Marc A. Cohen, Attorney-in-Fact
Gus Kaloudis

/s/ Harold J. Newman
Harold J. Newman

/s/ Marc A. Cohen, Attorney-in-Fact
H. Lawrence Culp

/s/ Marc A. Cohen, Attorney-in-Fact
Andrew Wartell

/s/ Marc A. Cohen, Attorney-in-Fact
Patricia Wartell

/s/ Marc A. Cohen, Attorney-in-Fact
Ruth Wartell

/s/ Marc A. Cohen, Attorney-in-Fact
Richard Wartell

/s/ James C. Foster
James C. Foster

James P. McKelvy

/s/ Jean-Louis Bruguiere
Jean-Louis Bruguiere

/s/ Catherine Bruguiere
Catherine Bruguiere

[SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

INVESTORS:

Jeffrey Kindler

/s/ Jeffrey M. Solomon
Jeffrey M. Solomon

Joel S. Marcus

John Surovek

Anne Surovek

/s/ Marc A. Cohen, Attorney-in-Fact
John F.W. Rogers

John H. Chory

John Loose

/s/ Marc A. Cohen, Attorney-in-Fact
Jonathan Sams Edelman

/s/ Marc A. Cohen, Attorney-in-Fact
Joseph Martin

/s/ Marc A. Cohen, Attorney-in-Fact
Kelly A. Miller

/s/ Marc A. Cohen, Attorney-in-Fact
Kenneth Anderson

Kija Kim

[SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

INVESTORS:

/s/ Marc A. Cohen, Attorney-in-Fact
Kirk Ott

Lawrence Lucchino

/s/ Marc A. Cohen, Attorney-in-Fact
Lina Won

/s/ Marc A. Cohen, Attorney-in-Fact
Linqing Yang

/s/ Marc A. Cohen, Attorney-in-Fact
Malcom Salter

/s/ Marc Vigneu-Desmarest
/s/ Marc A. Cohen, Attorney-in-Fact
Marc Vigneau

/s/ Mark C. Lowham
Mark C. Lowham

Mark G. Tornillo

/s/ Marc A. Cohen, Attorney-in-Fact
Mats Wilander

/s/ Marc A. Cohen, Attorney-in-Fact
Matthew Seiden

/s/ Marc A. Cohen, Attorney-in-Fact
Michael Wartell

/s/ Michael Bookman
Michael Bookman

/s/ Marc A. Cohen, Attorney-in-Fact
Michael Murray

/s/ Marc A. Cohen, Attorney-in-Fact
Michael Seiden

[SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

INVESTORS:

/s/ Marc A. Cohen, Attorney-in-Fact
Miles M. Stuchin

Nathan Boyd

Neal Schmitt

Patrick Gregory

Paul Martin Jones

/s/ Peter L. Rukeyser
Peter L. Rukeyser

Peter Weber

Philip W. McCarty

/s/ Philip M. Byrne
Philip M. Byrne

Professor Yi-Ho Young

/s/ Marc A. Cohen, Attorney-in-Fact
Randall Fort

/s/ Richard Connaughton
Richard Connaughton

/s/ Brian Connaughton
Brian Connaughton

/s/ Marc A. Cohen, Attorney-in-Fact
Dragana Connaughton

[SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

INVESTORS:

/s/ Eilish Connaughton
Eilish Connaughton

/s/ Mark Connaughton
Mark Connaughton

/s/ Marc A. Cohen, Attorney-in-Fact
Patrick Connaughton

/s/ Robert J. DiQuollo
Robert J. DiQuollo

/s/ Marc A. Cohen, Attorney-in-Fact
Robert Sloan

Roger Brinner

/s/ Marc A. Cohen, Attorney-in-Fact
Roger Taylor

Sheng-Fu Cheng

/s/ Marc A. Cohen, Attorney-in-Fact
Stephen Brown

/s/ Marc A. Cohen, Attorney-in-Fact
Stephen Parr

Steve Chubb

/s/ Tina Alster
/s/ Marc A. Cohen, Attorney-in-Fact
Tina Alster

Thomas A. N. Miller

/s/ Todd Builione
Todd Builione

[SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

INVESTORS:

Todd Gershkowitz

/s/ Marc A. Cohen, Attorney-in-Fact
Todd Kaloudis

Wen-Chi Chen

William A. Sahlman

Yen-Fu Cheng

Zhe Qiu

/s/ Susan Korsmeyer
Susan Korsmeyer

EMIGRANT CAPITAL CORP.

By:	/s/ Chris Hammond

Name:	Chris Hammond

Title:	Executive Vice President

ERP HOLDINGS

By:	/s/ Marc A. Cohen

Name:	Marc A. Cohen

Title:	Attorney-in-Fact

EVANS INVESTMENT MANAGEMENT LLC

By: /s/ Marc A. Cohen, Attorney-in-Fact

Name:	Marc A. Cohen

Title:	Attorney-in-Fact

[SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

INVESTORS:

FT-FJ INVESTMENT, LLC

BY: AXIL LIFE SCIENCE & HEALTHCARE FUND I INVESTMENT LIMITED PARTNERSHIP, ITS ATTORNEY-IN-FACT

BY: AXIL CAPITAL PARTNERS LLP, ITS GENERAL PARTNER

By:	/s/ Frederick Shane

Name:	Frederick Shane

Title:	Managing Partner

GOLDENVIEW GROUP HOLDINGS LTD.

By:
Name: Title:

GRACIE PARTNERS LLC

By:	/s/ David R. Salomon

Name:	David R. Salomon

Title:	Managing Member

GREGORY J. PARSEGHIAN REVOCABLE TRUST

By:	/s/ Marc A. Cohen

Name:	Marc A. Cohen

Title:	Attorney-in-Fact

JDSD INVESTMENTS, LTD.

By:	/s/ Marc A. Cohen

Name:	Marc A. Cohen

Title:	Attorney-in-Fact

[SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

INVESTORS:

JONATHAN SAMS EDELMAN REVOCABLE TRUST

By:	/s/ Jonathan Edelman

Name:

Title:

KIP RE-UP FUND

By:	/s/ Sangwoo Lee

Name:	Sangwoo Lee

Title:	Managing Director

LOWHAM LIMITED PARTNERSHIP

By:	/s/ Mark Lowham

Name:

Title:

JOSEPH W. DELLO RUSSO FAMILY TRUST

By:	/s/ Joseph W. Dello Russo

Name:	Joseph W. Dello Russo

Title:	Trustee

KOREA INVESTMENT FUTURE GROWTH FUND NO. 22

By:	/s/ Sangwoo Lee

Name:	Sangwoo Lee

Title:	Managing Director

MACRO CONTINENTAL, INC.

By:	/s/ Carlos Gonzalez

Name:

Title:

[SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

INVESTORS:

THE MARC A. COHEN REVOCABLE TRUST

By:	/s/ Marc Cohen

Name:	Marc A. Cohen

Title:	Trustee

[SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

INVESTORS:

MADISON TECHNOLOGY, LLC

By:	/s/ Marc Cohen

Name:	Marc A. Cohen

Title:	Attorney-in-Fact

MARC D. KOZIN IRREVOCABLE TRUST

By:

Name:

Title:	Trustee

MILLENNIUM TRUST COMPANY LLC CUSTODIAN FBO STEPHEN PARR IRA

By:

Name:
Title:

BLAKE STUCHIN 2012 GST TRUST DATED 11-14-12

By:	/s/ Marc A. Cohen

Name:	Marc A. Cohen

Title:	Attorney-in-Fact

MALLORY STUCHIN 2012 GST TRUST DATED 11-14-12

By:	/s/ Marc A. Cohen

Name:	Marc A. Cohen

Title:	Attorney-in-Fact

THE SCHERMERHORN 2012 DYNASTY TRUST

By:	/s/ Marc A. Cohen

Name:	Marc A. Cohen

Title:	Attorney-in-Fact

[SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

INVESTORS:

MORNINGSIDE VENTURE INVESTMENTS LIMITED

By:

Name:

Title:

MRM FAMILY INVESTMENTS, LLC

By:

Name:

Title:

NEW ESSENTIAL HOLDINGS LIMITED

By:

Name:

Title:

NFS/FMTC FBO: REBECCA L. SANDERS

By:	/s/ Marc A. Cohen

Name:	Marc A. Cohen

Title:	Attorney-in-Fact

PBJ CAPITAL II, LLC

By:

Name:

Title:

[SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

INVESTORS:

POLARIS FOUNDERS CAPITAL FUND I, L.P.

By:	/s/ Gregg Rubin

Name:

Title:

ANN MARIE KRIS OTT TRUST OF 2007

By:	/s/ Marc A. Cohen

Name:	Marc A. Cohen

Title:	Attorney-in-Fact

EMILY ANN OTT TRUST OF 2007

By:	/s/ Marc A. Cohen

Name:	Marc A. Cohen

Title:	Attorney-in-Trust

RIVERSIDE INVESTORS LLC

By:	/s/ Mark Speers

Name:

Title:

ROBERT B. CALHOUN 2013 REVOCABLE TRUST

By:	/s/ Robert B. Calhoun

Name:

Title:

[SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

INVESTORS:

RS STATA, LLC

By:	/s/ Robert L. Carson

Name:	Robert L. Carson

Title:	Manager

RUSHEEN CAPITAL PARTNERS, LLC

By:	/s/ James AC McDermott

Name:	James AC McDermott

Title:	Managing Member

SAM INVESTMENTS

By:

Name:

Title:

SIGNAX TECHNOLOGY CAPITAL INC.

By:	/s/ Chin-Feng Sun

Name:

Title:

STONEMEADOW PARTNERS, LLC

By:

Name:

Title:

TA YA VENTURE HOLDINGS LIMITED

By:	/s/ Jack Lee

Name:	Jack Lee

Title:	General Manager

[SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

INVESTORS:

THE STEPHEN SOLOMON 2012 IRREVOCABLE TRUST

By:	/s/ Marc A. Cohen

Name:	Marc A. Cohen

Title:	Attorney-in-Fact

TEICH TECHNOLOGY INVESTMENTS, LLC

By:

Name:

Title:

VP COMPANY INVESTMENTS 2008, LLC

By:

Name:

Title:

WAKARA FREQUENCY INVESTMENT LLC

By:	/s/ Marc A. Cohen

Name:	Marc A. Cohen

Title:	Attorney-in-Fact

WARHAWK FUND, LLC

By:

Name:

Title:

[SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

INVESTORS:

WILLIAM AND SUSAN AHLSTROM FAMILY TRUST

By:	/s/ Marc A. Cohen

Name:	Marc A. Cohen

Title:	Attorney-in-Fact

WISDOM ORIENT CO., LTD.

By:

Name:

Title:

YONGCHENG (CAYMAN) LIMITED

By:

Name:

Title:

YONGDE (CAYMAN) LIMITED

By:

Name:

Title:

ZHI GAO HOLDING LIMITED

By:

Name:

Title:

[SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

INVESTORS:

JEROME TROWE GST TRUST

By:	/s/ Lawrence Bookman

Name:	Lawrence Bookman

Title:	Trustee

WYANDANCH PARTNERS, L.P

By:	/s/ Keith Gollust
Name: Keith Gollust
Title:

DEERFIELD PRIVATE DESIGN FUND IV, L.P.

By: Deerfield Mgmt IV, L.P. General Partner

By: J.E. Flynn Capital IV, LLC General Partner

BY:	/s/ David J. Clark

Name:	David J. Clark

Title:	Authorized Signatory

DEERFIELD SPECIAL SITUATIONS FUND, L.P.

By: Deerfield Mgmt, L.P. General Partner

By: J.E. Flynn Capital, LLC General Partner

By:	/s/ David J. Clark

Name:	David J. Clark

Title:	Authorized Signatory

[SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

INVESTORS:

/s/ Ali J. Satvat
Ali J. Satvat

/s/ Carla Newman
Carla Newman

/s/ Philip W. McCarty
Philip W. McCarty

Donald E. Brown

TEICH TECHNOLOGY INVESTMENTS, LLC

By:	/s/ Jay Teich
Name:
Title:

[SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

INVESTORS:

/s/ John Canepa
John Canepa

PBJ CAPITAL II, LLC

By:	/s/ PBJ Capital
Name:
Title:

[SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

INVESTORS:

MIZUHO SECURITIES PRINCIPAL INVESTMENT CO., LTD.

By:	/s/ Ryota Suzuki

Name:	Ryota Suzuki

Title:	CEO & President

[SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

SCHEDULE A

Investors

Perceptive Life Sciences Master Fund, Ltd.

[***]

Axil Life Science & HealthCare Fund I Investment, L.P.

[***]

RTW Master Fund, Ltd.

[***]

RTW Innovation Master Fund, Ltd.

[***]

RTW Investments, LP

[***]

Taiwania Capital Buffalo II Bioventures, L.P.

[***]

Emigrant Capital Corp.

[***]

Alexandria Venture Investments, LLC

[***]

Polaris Founders Capital Fund I, L.P.

[***]

PBJ Capital II, LLC

[***]

Macro Continental, Inc.

[***]

SAM Investments

[***]

Millennium Trust Company LLC Custodian FBO Stephen Parr IRA

[***]

Wakara Frequency Investment LLC

[***]

Warhawk Fund, LLC

[***]

Warhawk Fund II, LLC

[***]

Warhawk, LLC

[***]

The Marc A Cohen Revocable Trust

[***]

William and Susan Ahlstrom Family Trust

[***]

The Schermerhorn 2012 Dynasty Trust

[***]

The Alain J Cohen Revocable Trust

[***]

Lowham Limited Partnership

[***]

Andrew S. Frazier Revocable Trust

[***]

Jonathan Sams Edelman Revocable Trust

[***]

Robert B. Calhoun 2013 Revocable Trust

[***]

Yongcheng (Cayman) Limited

[***]

Yongde (BVI) Limited

[***]

Ta Ya Venture Holdings Limited

[***]

David Ganek

[***]

DF Investment Partners, LLC

[***]

John F.W. Rogers

[***]

Alexander D. Williams

[***]

Philip M. Byrne

[***]

Donald E. Brown

[***]

James P. McKelvy

[***]

John and Anne Surovek

[***]

Richard Connaughton

[***]

Patrick Connaughton

[***]

Dragana Connaughton

[***]

Thomas A. N. Miller

[***]

David G. McDonald

[***]

Mark Connaughton

[***]

Elish Connaughton

[***]

Mark C. Lowham

[***]

Brian Connaughton

[***]

Joel S. Marcus

[***]

Morningside Venture Investments

[***]

With copies to McCarthy Legal Services, LLC

[***]

Korea Investment Future Growth Fund No. 22

[***]

Riverside Investors LLC

[***]

Creative Ventures LLC

[***]

Anne Marie Kris Ott Trust of 2007

[***]

Blake Stuchin 2012 GST Trust Dated 11-14-12

[***]

Edward B. Roberts Trust - 2003

[***]

Emily Ann Ott Trust of 2007

[***]

Mallory Stuchin 2012 GST Trust Dated 11-14-12

[***]

Cameron Lickle

[***]

Joel S. Marcus

[***]

Dale Mcelhattan III

[***]

Kirk Ott

[***]

Peter L. Rukeyser

[***]

Robert Sloan and Janet Sloan

[***]

Alan Wade

[***]

Michael and Ruth Wartell, Richard Wartell,

and Andrew and Patricia Wartell

[***]

Linqing Yang

[***]

Alan W. Rottenberg, as Trustee of WV Investment Trust B, u/d/t

dtd. 9/2/15

[***]

Calisemana, LLC

[***]

ERP Holdings

[***]

Evans Investment Management LLC

[***]

Goldenview Group Holdings LTD

[***]

Gracie Partners LLC

[***]

JDSD Investments, LTD

[***]

Kija Kim and James A. Aylward JTWROS

[***]

Madison Technology LLC

[***]

Marc D. Kozin Irrevocable Trust

[***]

New Essential Holdings Limited

[***]

Wisdom Orient Co, Ltd.

[***]

Wisdom Orient Co, Ltd.

[***]

RS Stata, LLC

[***]

The Shin Family Revocable Trust

[***]

VP Company Investments 2008, LLC

[***]

Zhi Gao Holding Limited

[***]

Timothy Barberich

[***]

Michael Bookman

[***]

Roger Brinner

[***]

Stephen Brown

[***]

Mr. Wen-Chi Chen

[***]

Sheng-Fu Cheng

[***]

Yen-Fu Cheng

[***]

John H. Chory

[***]

Steve Chubb

[***]

Robert DiQuollo

[***]

Eric S. Dobkin

[***]

Bruce Downey

[***]

James C. Foster

[***]

Todd Gershkowitz

[***]

Patrick Gregory

[***]

Clarence Gregory

[***]

David J. Galas & Diane R. Isonaka

[***]

Don Laurie

[***]

Donald Law

[***]

Chris Loose

[***]

Geoffrey Loose

[***]

John Loose

[***]

Lawrence Lucchino

[***]

David Lucchino

[***]

Rajesh Manchanda

[***]

MRM Family Investments, LLC

[***]

Carla Newman

[***]

Harold Newman

[***]

William A. Sahlman

[***]

Neal and Kara Schmitt

[***]

Jeffrey Solomon

[***]

David Stone

[***]

Miles M. Stuchin

[***]

Eric Swann

[***]

Roger Taylor

[***]

Professor Yi-Ho Young

[***]

Kelly A. Miller

[***]

Christopher N. Garabedian

[***]

Randall Fort

[***]

Ken Anderson

[***]

Rusheen Capital Partners, LLC

[***]

Gregory J. Parseghian Revocable Trust

[***]

Christine M Parseghian Revocable Trust

[***]

Paul Martin Janes and Stacy Packard Janes

[***]

Hentemann Grantor Retained Annuity Trust C

[***]

H. Lawrence Culp, Jr.

[***]

Marc Vigneau

[***]

Jonathan Sams Edelman

[***]

Zhe Qiu

[***]

Evan and Trisha Knisely

[***]

Trisha Nicole Artega Knisely Trust U/A DTD 10/13/2017

[***]

Teich Technology Investments, LLC

[***]

Aaron Boyd

[***]

Douglas C. Boyd and Sheryl T. Boyd

[***]

Gus Kaloudis

[***]

Nathan Boyd

[***]

Mizuho Securities Principal Investment Co. Ltd.

[***]

Deerfield Private Design Fund IV, L.P.

[***]

Deerfield Special Situation Fund, L.P.

[***]

667, L.P.

[***]

Baker Brothers Life Sciences, L.P.

[***]

FT-FJ Investment, LLC

[***]

Powerful Anchor (Cayman) Limited

[***]

Ali J. Satvat

[***]

TRB Fund Equity LLC

[***]

Wyandanch Partners, L.P.

[***]

Anthony DiBenedetto

[***]

Berenice Ronthal

[***]

Brian D. Johnson

[***]

Joseph W. Dello Russo Family Trust

[***]

Signax Technology Capital Inc.

[***]

Mark Speers

[***]

Tina Alster

[***]

Jerome Trowe GST Trust

[***]

Susan Korsmeyer

[***]

Todd Builione

[***]

John Canepa

[***]